Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Riggs National Corporation's previously filed registration statements, listed as follows:


         Form                                 Registration Statement Number
         ----                                 -----------------------------

         S-8                                  333-76281
         S-8                                  333-50185
         S-8                                  333-50181
         S-3                                  333-26447, 333-26447-01
         S-3                                  333-21297, 333-21297-01
         S-8                                  333-14609
         S-8                                  33-56485
         S-8                                  33-52451
         S-8                                  33-51711



/s/ Arthur Andersen LLP

Vienna, VA
March 24, 2000